Exhibit 10.31

SECOND AMENDMENT TO LOAN AGREEMENT

This SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of SEPTEMBER 20, 2017, between TEXAS CAPITAL BANK, NATIONAL ASSOCIATION (“Lender”), and VINTAGE STOCK, INC., a Missouri corporation (“Borrower”).

RECITALS

A.           Whereas, Lender and Borrower are parties to a LOAN AGREEMENT dated as of NOVEMBER 3, 2016 (as the same has been or may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement thereof, the “Agreement”) (any capitalized terms not specifically defined herein will have the meaning ascribed to them in the Agreement);

B.            Whereas, Borrower and Lender have agreed to amend certain provisions of the Agreement; and

Now, therefore, in consideration of the parties’ mutual promises in this Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.             Amendment to Section 2.11. Section 2.11 of the Agreement is hereby amended in its entirety to read as follows:

2.11       Operating Accounts. Attached hereto as Schedule 2.11 is a listing of all present operating accounts which are checking or other demand daily depository accounts maintained by Borrower (the “Operating Accounts”) together with the address of the depository, the account number(s) maintained with such depository, and a contact person at such depository. To induce Lender to establish the interest rates provided for in the Notes and in order to enable Lender to more fully monitor Borrower’s financial condition, Borrower will use Lender as its depository bank for the maintenance of business, cash management, operating and administrative accounts. Borrower shall not hold a depository account with any Person other than Lender unless: (a) such Person has delivered to Lender an agreement in form and substance reasonably acceptable to Lender pursuant to which Lender obtains control of such depository accounts, or (b) the amount on deposit with such Person does not exceed THIRTY-FIVE THOUSAND AND NO/100 DOLLARS ($35,000.00) in any such depository account at any time or ONE HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($150,000.00) in all such depository accounts with such Person at any time; provided that this limitation shall not apply to the depository account(s) covered by the Arvest DACA. So long as any depository accounts are held at ARVEST BANK, Borrower shall cause the Arvest DACA to remain in full force and effect over such accounts.”

2.             Deletion of Section 4.15. Section 4.15 of the Agreement is hereby deleted and replaced with the following: “Intentionally Deleted”.

3.             Amendment to Section 7.10. Section 7.10 of the Agreement is hereby amended in its entirety to read as follows:

Section 7.10     Collateral Access Agreements. Borrower shall have delivered to Lender Collateral Access Agreements for each location listed on Schedule 3.19. With respect to any scheduled location for which Borrower has not delivered a Collateral Access Agreement, Lender may, at any time in its sole discretion, establish an Availability Reserve equal to the Borrower’s ordinary monthly rental payment for a period of ONE (1) month under the lease covering such location.

4.            Limited Waiver. Lender hereby waives any Default, whether currently existing, previously having existed and having been cured, or previously waived (whether formally or informally), or any Event of Default that arose or could be deemed, or might have been deemed, to have arisen, directly or indirectly, from and after the date of the Agreement through and including the date of this Amendment as a result of: (a) any failure by Borrower prior to the date hereof to comply with Section 2.11 of the Agreement (Operating Accounts) and (b) any failure by Borrower with respect to any cross-defaults under the Agreement in respect of any default or event of default under the Term Loan Agreement, including: (i) Borrower having made capital expenditures in excess of TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) in the aggregate for the period ending DECEMBER 31, 2016; (ii) any failure of the Loan Parties to terminate the account maintained at ARVEST BANK with account #18343209 within ONE HUNDRED TWENTY (120) calendar days of the Closing Date, and (iii) any failure to deliver to Term Agent the First Amendment to the Agreement. It is the Loan Parties’ specific intention that these waivers place each of them in the same position, from the date of the Agreement through and including the date of this Amendment, as each would have been if no alleged existing Default or Event of Default (if one arose or could be deemed, or might have been deemed, to have arisen, directly or indirectly) had ever occurred.

SECOND AMENDMENT TO LOAN AGREEMENT – PAGE 1

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION – VINTAGE STOCK, INC.

5.            Conditions. This Amendment shall be effective upon the completion of Borrower having delivered the following, in form and substance satisfactory to Lender: (a) this Amendment; and (b) each other document, opinion and certificate required by Lender.

6.            Representations, Warranties and Covenants; Expenses. Borrower expressly reaffirms all of its representations and warranties in the Agreement as of the date of this Amendment (except such representations and warranties that expressly relate to an earlier date). Borrower agrees to pay all costs, expenses and reasonable attorney’s fees of Lender and its counsel in connection with the Agreement or this Amendment.

7.             No Waiver. Except as set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, except as specifically set forth herein and nothing in this Amendment shall constitute a waiver by Lender of any Default or Event of Default, or of any right, power or remedy available to Lender or any Loan Party under the Agreement, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

8.             Ratification. The Agreement shall, together with this Amendment and any related documents, instruments and agreements shall hereafter refer to the Agreement, as amended hereby.

9.            Release. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE LENDER AND EACH OF ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT SUCH LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR ANY OF THE OTHER SECURITY INSTRUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

10.           Other Provisions. The provisions of the Agreement that are not expressly amended in this Amendment shall remain unchanged and in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Agreement, the provisions of this Amendment shall control.

11.          Signatures. This Amendment may be signed in counterparts. A facsimile or other electronic transmission of a signature page will be considered an original signature page. At the request of a party, the other party will confirm a fax-transmitted or electronically transmitted signature page by delivering an original signature page to the requesting party.

SECOND AMENDMENT TO LOAN AGREEMENT – PAGE 2

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION – VINTAGE STOCK, INC.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Terri Sandridge
Name:	Terri Sandridge
Title:	Vice President, Corporate Banking-ABL

BORROWER:

VINTAGE STOCK, INC.

By:	/s/ Rodney Spriggs
Name:	Rodney Spriggs
Title:	CEO and President

SECOND AMENDMENT TO LOAN AGREEMENT – PAGE 3

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION – VINTAGE STOCK, INC.